EXHIBIT 99.3


                                                               EXECUTION COPY


   FIRST AMENDMENT TO WAREHOUSING AND PHYSICAL DISTRIBUTION SERVICES AGREEMENT


           This FIRST AMENDMENT (this "Amendment"), dated as of July 19, 2004, is to that certain WAREHOUSING AND PHYSICAL DISTRIBUTION SERVICES AGREEMENT (the "Agreement"), dated as of July 8, 2004, by and between Footstar Corporation, a corporation organized under the laws of the State of Texas, ("Customer"), and FMI International LLC, a limited liability company organized under the laws of the State of Delaware ("Supplier").

                              W I T N E S S E T H :

           WHEREAS, the parties hereto wish to amend the terms of the Agreement, as set forth herein; and

           WHEREAS, all capitalized terms not otherwise defined herein shall have such meaning as ascribed to them in the Agreement;

           NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

           1. Amendment to First Whereas Clause. The first Whereas clause of the Agreement is hereby deleted in its entirety and the following is hereby substituted in place thereof:

           "WHEREAS, as of July 19, 2004 Customer and Thrifty Oil Co. have entered into a Purchase and Sale Agreement and Escrow Instructions and as of July 8, 2004 Customer and Supplier have entered into an Asset Purchase Agreement (collectively, the "Transaction Documents") and shall close the transactions contemplated by the Transaction Documents simultaneously with this Agreement; and"

           2. Amendment to Section 1,1. The definition of "Lease Agreement" in
Section 1.1 of the Agreement is hereby deleted in its entirety and the following is hereby substituted in place thereof:

           "`Lease Agreement' means the lease agreement between Supplier and Thrifty Oil Co. leasing the Facility."

           3. Amendment to Section 10.4. Section 10.4 of the Agreement is hereby amended by deleting the word "succeeding" and replacing it with "preceding."

           4. Amendment to Section 11.1(a). The first sentence of Section 11.1(a) of the Agreement is hereby deleted in its entirety and the following is hereby substituted in place thereof:

           "Other than Services pursuant to Section 4.2 and New Services and subject to the terms and conditions of this Agreement, Customer shall pay to Supplier the fees specified in Exhibit C for all Services performed during the Term, which fees shall commence accruing on July 19, 2004 at 12:01 a.m. (California time) (the "Fee Commencement Time")."

           5. Amendment to Section 11.1(b). The first sentence of Section 11.1(b) of the Agreement is hereby amended by replacing the "Effective Time" with "Fee Commencement Time."

           6. New Sections 11.1(c). Section 11.1 of the Agreement is hereby amended by adding the following new Section 11.1(c) after Section 11.1(b):

           "(c) Supplier shall reimburse Customer on the Closing Date for any payroll that the Customer paid to the Transferred Employees related to their employment for any period of time on or after the Fee Commencement Time. Furthermore, Supplier shall reimburse Customer for all costs and expenses related to operating the Facility for the period from the Fee Effective Time through the Closing Date within two (2) business days after Supplier's receipt of notice from Customer indicating such amount of fees and expenses; provided that to the extent any of the costs or expenses are disputed by Supplier, Supplier shall reimburse Customer within two (2) business days after resolution of any such disputed amounts by the Bankruptcy Court or as mutually agreed to by Supplier and Customer."

           7. Amendment to Article 14. Article 14 of the Agreement is hereby amended by adding the following at the end of Article 14:

           "The remedies provided under this Article 14 shall be liquidated damages for any termination of this Agreement."

           8. Amendment to Sections 19(b) and (c). Sections 19(b) and (c) of the Agreement are hereby amended by deleting the words "Alere Property Group, LLC" and replacing them with "Thrifty Oil Co."

           9. Amendment to Section 20.14. Subsection (iii) of Section 20.14 of the Agreement is hereby amended by deleting the word "Customer" and replacing it with "Supplier."

           10. Miscellaneous. The provisions of Article 20 ("General") of the Agreement shall apply to this Amendment as if such provisions were set out herein in full and as if each reference therein to "this Agreement" included a reference to this Amendment.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

           IN WITNESS WHEREOF, the undersigned have executed this First Amendment to the Agreement as of the date first written above.


                                    FMI INTERNATIONAL LLC


                                    By:   /s/ Robert O'Neill
                                         ---------------------------------------
                                         Name:  Robert O'Neill
                                         Title: President


                                    FOOTSTAR CORPORATION


                                    By:     /s/ Stephen R. Wilson
                                         ---------------------------------------
                                         Name:   Stephen R. Wilson
                                         Title:  Executive Vice President and
                                                 Chief Administrative Office



                                       3